SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 15, 1995
                       (Date of earliest event reported)

                              TECH-SYM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                                          74-1509818
(State or Other Jurisdiction of                (IRS Employer Identification No.)
      Incorporation)
                                    1-4371
                            (Commission File Number)

                             10500 Westoffice Drive
                              Houston, Texas 77042
                    (Address of Principal Executive Office)


                                 (713) 785-7790
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     The information set forth in the press release of the registrant dated May 15, 1995, which is filed as an exhibit hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

         99(a) --  Press release issued by the registrant dated May 15, 1995.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TECH-SYM CORPORATION

                                              By:  R. F. THOMPSON
                                            Name:  R. F. Thompson
                                           Title:  Vice President, Treasurer and
May 15, 1995                                       Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
- -------                            -----------

 99(a)   --   Press release issued by the registrant dated May 15, 1995.